UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 4, 2009

ICONIX BRAND GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10593	11-2481093
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

1450 Broadway, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code     (212) 730-0030

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.
Item 3.02	Unregistered Sales of Equity Securities.

On May 4, 2009, Iconix Brand Group, Inc., a Delaware corporation (“Iconix”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Donald Edward Hardy (“Hardy”) and Francesca Passalacqua, trustees of the Hardy/Passalacqua Family Revocable Trust and Donald Edward Hardy, pursuant to which Iconix purchased 50% of the membership interests of Hardy Way, LLC, a Delaware limited liability company (“Hardy Way”).  Hardy Way owns the Ed Hardy brand and trademarks.  Pursuant to the Purchase Agreement, Iconix paid $17 million for its interest in Hardy Way, comprised of $9 million in cash and 588,668 shares of Iconix common stock valued at $8,000,000. In addition, Hardy or his affiliate may be entitled to receive an additional $1 million in Iconix common stock pursuant to an earn-out based on 2009 royalties received by Hardy Way.  The 588,668 shares of Iconix common stock issued in connection with the transaction were issued to several “accredited investors” within the meaning of Rule 144 of the Securities Act of 1933, as amended (the “Act”).  The shares were issued  in reliance on the exemption from registration contained in Section 4(2) of the Act and/or Regulation D under the Act, as the issuance of the shares did not involve any public offering.  Iconix made no general solicitation in connection with the issuance of the shares; Iconix obtained representations from each recipient of the shares regarding their investment intent, experience and sophistication; the recipients of the shares had access to adequate information about Iconix in order to make informed investment decisions and the certificates representing the shares were issued with restricted securities legends.  These shares are restricted and may not be offered or sold unless pursuant to a registration statement or an applicable exemption from the registration requirements.

Item 2.02	Results of Operations and Financial Condition. and Exhibits.

On May 5, 2009, the Registrant issued a press release announcing its financial results for the fiscal quarter ended March 31, 2009.  As noted in the press release, the Registrant has provided certain non-U.S. generally accepted accounting principles (“GAAP”) financial measures, the reasons it provides such measures and a reconciliation of the non-U.S. GAAP measures to U.S. GAAP measures. Readers should consider non-GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with U.S. GAAP. A copy of the Registrant’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1*
Membership Interest Purchase Agreement dated as of May 4, 2009 by and among the Registrant, Donald Edward Hardy and Francesca Passalacqua, trustees of the Hardy/Passalacqua Family Revocable Trust and Donald Edward Hardy.

99.1	Press Release of Iconix Brand Group, Inc. dated May 5, 2009.

* The Registrant has omitted certain schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K and shall furnish supplementally to the Securities and Exchange Commission (the "SEC"), copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICONIX BRAND GROUP, INC. (Registrant)

By:	/s/ Warren Clamen
Name: Warren Clamen
Title: Executive Vice President and Chief Financial Officer

Date: May 8, 2009